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                                                                August 31,1998

               Supplement to the PaineWebber Global Equity Fund
                        Prospectus Dated March 1, 1998

Dear Investor,

         This is a supplement to the prospectus of PaineWebber Global Equity Fund ("Fund"), a series of PaineWebber Investment Trust ("Trust"). At a meeting held on July 9, 1998, the Board of Trustees approved, subject to shareholder approval at the Special Meeting of Shareholders scheduled for September 24, 1998, the following changes to the manner in which the Fund's assets are managed:

o A proposed amended Investment Advisory and Administration Agreement between Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") and the Trust under which Mitchell Hutchins would have the enhanced role of allocating the Fund's assets between U.S. and foreign securities. Mitchell Hutchins would be responsible for the day-to-day management of the U.S. securities segment of the Fund.

o A proposed new Sub-Advisory Contract between Mitchell Hutchins and Invista Capital Management, Inc. ("Invista"), under which Invista would manage the foreign securities segment of the Fund.

o A policy to permit the Board of Trustees to appoint sub-advisers and to approve amendments to sub-advisory agreements without shareholder approval.

      The Board of Trustees also approved the termination of the existing sub-advisory contract between GE Investment Management Inc. ("GEIM") and Mitchell Hutchins, under which GEIM has managed the total assets of the Fund and has allocated the assets among U.S. and foreign markets and determined which securities the Fund purchased and sold. The contract with GEIM will terminate when the new sub-advisory contract becomes effective.

     Further information regarding Invista and the other matters being submitted for shareholder consideration is contained in a proxy statement relating to the Special Meeting, which has been sent to the Fund's shareholders of record on August 7, 1998. If the proposed amended Investment Advisory and Administration Agreement and new Sub-Advisory Contract are not approved by shareholders, the Board of Trustees will then consider what measures are necessary or appropriate to ensure the continuation of advisory services to the Fund.

         If you have any questions regarding the Fund, please call your investment executive at PaineWebber or one of its correspondent firms.